EXHIBIT 10.31

                     THIRD AMENDMENT TO EMPLOYMENT AGREEMENT



         THIS THIRD AMENDMENT (the "Amendment"), made and entered into effective as of the 24th day of March, 2003, by and between BE AEROSPACE, INC., a Delaware corporation (the "Company"), and THOMAS P. MCCAFFREY (the "Executive").


                                   WITNESSETH:

         WHEREAS, the Company and the Executive entered into that certain Employment Agreement, restated and dated as of September 14, 2001, and thereafter amended said employment agreement effective September 14, 2001 and May 15, 2002 (hereinafter collectively "Employment Agreement");

         WHEREAS, the Executive and the Company now mutually desire to further amend the Employment Agreement.

         NOW, THEREFORE, effective as of the 24th day of March, 2003, the Employment Agreement shall be amended as follows:

1. Section 5(e)(i)(a) shall be amended by striking the reference to "Termination Date" in that Section, and replacing it with "Change of Control Date."

2. Except as amended by this Amendment, all terms and conditions of the Employment Agreement shall remain in full force and effect. This Amendment may be executed in any number of counterparts which together shall constitute one instrument, shall be governed by and construed in accordance with the laws of (other than the conflict of laws rules) of the State of Florida and shall bind and inure to the benefit of the parties hereto and their respective successors, assigns and heirs.

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands as of the date first written above.



EXECUTIVE                         COMPANY
                                  BE AEROSPACE, Inc., a Delaware corporation



/s/ Thomas P. McCaffrey           By: /s/ Robert J. Khoury
-----------------------               --------------------
Thomas P. McCaffrey               Name:    Robert J. Khoury
                                  Title:   President and Chief Executive Officer

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